UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report :  June 5, 2013
(Date of earliest event reported)

CHRISTOPHER & BANKS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-31390	06-1195422
(Commission File Number)	(IRS Employer Identification No.)

2400 Xenium Lane North
Plymouth, Minnesota 55441
(Address of Principal Executive Offices)  (Zip Code)

(763) 551-5000
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 amends the Current Report on Form 8-K of Christopher & Banks Corporation (the "Company") dated June 5, 2013 and filed on June 7, 2013 (the "Original Form 8-K"), disclosing Michael J. Lyftogt's resignation as Chief Accounting Officer effective June 21, 2013. This Amendment No. 1 amends the Original Form 8-K solely to include information regarding the terms of Mr. Lyftogt's letter agreement (the "Letter Agreement") that was described in the Original Form 8-K. This Amendment No. 1 does not affect the accuracy of the information provided in the Original Form 8-K.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 21, 2013, the employment of Michael J. Lyftogt, Chief Accounting Officer of the Company, ended a result of his resignation. Pursuant to the terms of the Letter Agreement entered into June 5, 2013, which was described in the Original Form 8-K, the Company and Mr. Lyftogt entered into a Separation Agreement and Release dated June 21, 2013 (the "Separation Agreement and Release"). Pursuant to the Separation Agreement and Release, Mr. Lyftogt will be entitled to receive (i) severance of $83,333.22, which amount represents four months of Mr. Lyftogt's base salary, and (ii) the employer portion of premiums for health and dental coverage for a period of four months. The severance payments are subject to applicable deductions and withholdings and are payable during the Company's normal payroll schedule after the expiration of the applicable rescission period. Pursuant to the terms of the Separation Agreement and Release, Mr. Lyftogt has agreed, among other things, (i) to cooperate and provide assistance on matters relating to his responsibilities until October 31, 2013; (ii) to maintain and not disclose to others the Company's confidential or proprietary information; (iii) not to disparage the Company, its employees, officers, directors and agents; and (iv) for a period of one year not to solicit or induce the employees of the Company to leave its employ.

The foregoing summary of the Separation Agreement and Release is qualified in its entirety by reference to the Separation Agreement and Release, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K/A.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

	10.1	Separation Agreement and Release dated June 21, 2013 between Christopher & Banks Corporation and Michael J. Lyftogt.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHRISTOPHER & BANKS CORPORATION

Date: June 25, 2013	By:	/s/ Peter G. Michielutti
Peter G. Michielutti
Senior Vice President,
Chief Financial Officer

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

CHRISTOPHER & BANKS CORPORATION
EXHIBIT INDEX TO FORM 8-K

Date of Report:	Commission File No.:
June 25, 2013	001-31390

CHRISTOPHER & BANKS CORPORATION

Exhibit Number	Description

10.1	Separation Agreement and Release dated June 21, 2013 between Christopher & Banks Corporation and Michael J. Lyftogt.

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